Oppenheimer Capital LLC
                       Proxy Voting Policy and Procedures

                                 General Policy

      Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled. Oppenheimer Capital LLC (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

      This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients' proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority. In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party. The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.

I.    Proxy Voting Guidelines

      A. Proxy Guidelines. The Company has adopted written Proxy Voting Guidelines (the "Proxy Guidelines") that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors (See Appendix No. 1). The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

      B. Client Instructions to Vote in a Particular Manner. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guidelines. The Company shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

      C. Cost-Benefit Analysis Involving Voting Proxies. The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients' accounts.

      In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

      D. Share Blocking and Shares Out on Loan. The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, proxies will typically not be voted when shares are out on loan through client securities lending programs with their custodians.

      E. Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote with management of the issuer.

II.   Outsourcing the Proxy Voting Process

      The Company has retained an independent third party service provider (the "Proxy Provider") to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist the Company's handling of proxy voting responsibilities.

III.  Proxy Committee

      The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on a semi-annual basis and when necessary to address potential conflicts of interest. The Company may have conflicts of interest that could potentially affect how it votes its clients' proxies. For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client's account. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out the Company's obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.

      The Proxy Committee will also perform the following duties:

      1. Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

      2. Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

      3. Monitor proxy voting (or the failure to vote) based on the Company's instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on the Company's interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

      4. Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

      5. Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.   Proxy Voting - Conflicts of Interest

      The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.    Investment Management Personnel Responsibilities

      The Company has assigned responsibility to its Chief Investment Officers for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company's position on various corporate governance issues and corporate actions and to make any amendments as necessary. All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.

      In addition, the following types of "case-by-case" proxy proposals are required to be reviewed by the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

      1. Proxy proposals which are specified as case-by-case according to the Proxy Guidelines;

      2. Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to the Company as case-by-case;

      3. Bundled proxy proposals which require a single vote and are referred back to the Company as case-by-case; and

      4. Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to the Company as case-by-case.

VI.   Disclosure of Proxy Voting Policies and Procedures

      The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, a summary of this policy is disclosed in Part II of the Company's Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.

VII.  Providing Clients Access to Voting Records

      Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company's applicable client service representative. Shareholders and unit-holders of commingled funds managed by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.

      Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or authorized by the applicable client.

VIII. Maintenance of Proxy Voting Records

      Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients. The Company must maintain the following records relating to proxy voting:

      1.    Copies of the Company's Proxy Voting Policies, Procedures and
            Guidelines;

      2. Copies or records of each proxy statement received with respect to clients' securities for whom the Company exercises voting authority;

      3.    A record of each vote cast on behalf of a client;

      4. A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

      5. A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

      Records are to be kept for a period of at least six years following the date that the vote was cast. The Company may maintain the records electronically. The Company may also satisfy the second and third requirement by relying on the Proxy Provider to maintain the required records on the Company's behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.

                                                                        05-31-07

                                 Appendix No. 1
                             Oppenheimer Capital LLC
                             Proxy Voting Guidelines

Table of Contents

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Operational Items - U.S. Proposals............................................14
101.              Adjourn Meeting
102.              Approve Technical Amendments
103.              Approve Name Change
104.              Approve Other Business

Operational Items - Non-U.S. Proposals........................................14
101N.             Amend Articles-Technical
102N.             Amend Articles to Reflect Regulatory Changes
103N.             Approve Amendments to Articles of Association
104N.             Change Company Name
105N.             Amend Meeting Procedures/Change Date
106N.             Amend Company Purpose
107N.             Change Fiscal Year
108N.             Consider Other Business
109N.             Receive Statutory Reports
110N.             Authorize Legal Formalities
111N.             Approve Meeting Formalities
112N.             Questions

Board of Directors - U.S. Proposals...........................................15
201.              Elect Directors
202.              Elect Contested Nominee
203.              Elect Subsidiary Director(s)
204.              Election of Trustee - Fund/Trust/Debtholders
205.              Approve Board Size
206.              Give Board Authority to Set Board Size
207.              Approve Classified Board
208.              Amend Classified Board
209.              Repeal Classified Board
210.              Adopt Cumulative Voting
211.              Eliminate Cumulative Voting
212.              Adopt Director Liability Provision
213.              Amend Director Liability Provision
214.              Adopt Indemnification Provision
215.              Amend Indemnification Provision
216.              No Shareholder Approval to Fill Vacancy
217.              Removal of Directors

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Board of Directors - Non-U.S. Proposals.......................................17
201N.             Election of Directors by Slate
202N.             Appoint Board Advisors/Deputy Directors/Alternate Directors
203N.             Ratify Executive Board Appointments
204N.             Elect Directors-Canada
205N.             Elect Directors-UK and Ireland
206N.             Elect Directors-Japan
207N.             Elect Directors/Supplemental Board Members-Other Markets
208N.             Election of Trustee - Fund/Trust/Debtholders
209N.             Elect Shareholder Representatives
210N.             Set Board/Supervisory Board Size Limits
211N.             Amend Board/Supervisory Board Size
212N.             Amend Board Structure
213N.             Indemnify Directors/Officers
214N.             Amend Terms of Indemnification
215N.             Elect Board Committee
216N.             Amend Board Election Rules
217N.             Establish Board Committees
218N.             Appoint Board Commission
219N.             Appoint Officer(s) from Board
220N.             Approve Minimum Stock Ownership by Directors
221N.             End Minimum Stock Ownership by Directors
222N.             Reduce Board Term to One Year
223N.             Preserve/Restore Supermajority to Oust Directors
224N.             Amend Board Powers/Procedures/Qualifications
225N.             Ratify Board Acts-Symbolic
226N.             Ratify Board Acts-Legal

Auditor/Financial Statement Related - U.S. Proposals..........................20
301.              Ratify Selection of Auditors
302.              Approve Financial Statements

Auditor/Financial Statement Related - Non-U.S. Proposals......................20
301N.             Appoint Auditors and Set Their Fees
302N.             Set Auditors' Fees
303N.             Appoint Outside Auditors
304N.             Appoint Secondary Outside Auditor
305N.             Appoint Substitute/Back-up Auditor
306N.             Elect Supervisory Board/Corporate Assembly
307N.             Elect Statutory Auditors
308N.             Elect Alternate Statutory Auditor
309N.             Appoint Appraiser/Special Auditor/Liquidator
310N.             Set Number of Auditors
311N.             Set Number of Statutory Auditors
312N.             Approve Maximum Statutory Auditors' Fee
313N.             Approve Bonuses for Retiring Statutory Auditors

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------

Auditor/Financial Statement Related - Non-U.S. Proposals (Continued)..........22
314N.             Bonus for Ending Statutory Auditor Retirement Bonuses
315N.             Amend Statutory Auditor Term
316N.             Ratify Acts of Auditors
317N.             Ratify Statutory Auditor Acts-Symbolic
318N.             Ratify Statutory Auditor Acts-Legal
319N.             Approve Financial Statements
320N.             Approve Book Entry System
321N.             Extend Consolidated Taxation Status
322N.             Approve Related Party Transactions

Executive and Director Compensation - U.S. Proposals..........................23
401.              Adopt Stock Incentive Plan
402.              Amend Stock Incentive Plan
403.              Add Shares to Stock Incentive Plan
404.              Extend Term of Stock Incentive Plan
405.              Limit Per-Employee Awards
406.              Adopt Director Stock Incentive Plan
407.              Amend Director Stock Incentive Plan
408.              Add Shares to Director Stock Incentive Plan
409.              Adopt Employee Stock Purchase Plan
410.              Amend Employee Stock Purchase Plan
411.              Add Shares to Employee Stock Purchase Plan
412.              Adopt Stock Award Plan
413.              Amend Stock Award Plan
414.              Add Shares to Stock Award Plan
415.              Approve Option/Stock Awards
416.              Adopt Director Stock Award Plan
417.              Amend Director Stock Award Plan
418.              Add Shares to Director Stock Award Plan
419.              Exchange Underwater Options
420.              Approve Annual Bonus Plan
421.              Amend Annual Bonus Plan
422.              Approve Long-Term Bonus Plan
423.              Amend Long-Term Bonus Plan
424.              Re-approve Option/Bonus Plan for OBRA
425.              Approve Savings Plan
426.              Adopt Deferred Compensation Plan
427.              Amend Deferred Compensation Plan
428.              Approve Employment Agreements

Executive and Director Compensation - Non-U.S. Proposals......................27
401N.             Approve Stock Option Plan
402N.             Amend Stock Option Plan
403N.             Approve Stock Option Plan for Subsidiary
404N.             Approve Director Participation in Stock Plan

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Executive and Director Compensation - Non-U.S. Proposals (Continued)..........28
405N.             Approve Outside Directors Stock Option Plan
406N.             Amend Outside Directors Stock Option Plan
407N.             Approve Stock Purchase Plan/SAYE/AESOP
408N.             Amend Stock Purchase Plan/SAYE/AESOP
409N.             Approve Option/Purchase Plan-Overseas Employees
410N.             Approve Stock Option Grant
411N.             Approve Stock Award
412N.             Approve Multiple Stock Option Grants
413N.             Approve Restricted Stock Grants (Japan Only)
414N.             Approve Executive Profit Sharing/Bonus Plan
415N.             Amend Executive Profit Sharing/Bonus Plan
416N.             Approve Bonus
417N.             Approve Bonuses for Retiring Directors
418N.             Bonus for Ending Director Retirement Bonuses
419N.             Eliminate Board Retirement Bonus System
420N.             Ratify Director Retirement
421N.             Approve Remuneration Policy
422N.             Approve Loans to Directors/Employees
423N.             Establish Employee Share Trust
424N.             Issue Bonds with Warrants to Employees
425N.             Issue Warrants in Excess of Individual Limits
426N.             Approve Directors' Fees
427N.             Approve Supervisory Board/Corporate Assembly Fees
428N.             Approve Board Commission Fees
429N.             Approve Committee Fees
430N.             Approve Committee Budget
431N.             Approve Shareholder Representative Fees
432N.             Approve Director Contract

Capital Structure - U.S. Proposals............................................31
501.              Increase Authorized Common Stock
502.              Decrease Authorized Common Stock
503.              Amend Authorized Common Stock
504.              Approve Common Stock Issuance
505.              Approve Warrants Exercisable for Common Stock
506.              Authorize Dual Class Common Stock
507.              Increase Authorized Dual Class Common Stock
508.              Eliminate Dual Class Common Stock
509.              Amend Dual Class Common Stock
510.              Eliminate Preemptive Rights
511.              Restore Preemptive Rights
512.              Authorize Preferred Stock
513.              Increase Authorized Preferred Stock
514.              Decrease Authorized Preferred Stock
515.              Amend Authorized Preferred Stock

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Capital Structure - U.S. Proposals (Continued)................................32
516.              Cancel Series of Preferred Stock
517.              Approve Issuance/Conversion of Preferred Stock
518.              Approve Recapitalization
519.              Approve Stock Split
520.              Approve Reverse Stock Split
521.              Approve Share Repurchase

Capital Structure - Non-U.S. Proposals........................................33
501N.             Amend/Remove Par Value
502N.             Increase Authorized Capital
503N.             Reduce Authorized Capital
504N.             Limit Capital Increase
505N.             Allow Subsidiaries to Issue Stock
506N.             Cancel Authorized Stock Class
507N.             Authorize New Stock Class
508N.             Reauthorize Share Issue Limit
509N.             Authorize Issuance of Differential Voting Stock
510N.             Amend Share Class Rights
511N.             Issue Stock with Preemptive Rights
512N.             Issue Stock without Preemptive Rights
513N.             Issue Stock with or without Preemptive Rights
514N.             Issue Stock with Warrants
515N.             Issue Bonds with Warrants
516N.             Issue Warrants with Preemptive Rights
517N.             Issue Warrants without Preemptive Rights
518N.             Authorize Creation of Preferred Stock
519N.             Approve Issue of Preferred Stock
520N.             Increase Authorized Preferred Stock
521N.             Amend Authorized Preferred Stock
522N.             Issue Debt Instruments
523N.             Issue Convertible Debt Instruments
524N.             Amend Terms of Debt Instruments
525N.             Approve Borrowing
526N.             Approve Borrowing Powers
527N.             Convert One Form of Stock to Another
528N.             Approve Stock Split
529N.             Approve Reverse Stock Split
530N.             Reduce Authorized Capital when Shares Repurchased
531N.             Authorize Share Repurchase
532N.             Waive Approval of Share Repurchase
533N.             Re-issuance of Shares/Treasury Stock
534N.             Set Price of Reissued Treasury Stock
535N.             Amend Articles to Reflect Capital Increase/Decrease
536N.             Amend Articles Regarding Issuance of Capital
537N.             Amend Articles to Authorize Share Repurchase

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Capital Structure - Non-U.S. Proposals (Continued)............................37
538N.             Amend Articles Regarding Treasury Shares
539N.             Approve Use/Transfer of Reserves
540N.             Transfer Shareholder Equity Funds
541N.             Authorize Trade in Company Stock
542N.             Amend Tradable Lot Size
543N.             Restate/Adjust Capital for Inflation
544N.             Amend Reporting Currency
545N.             Reduce Share Premium Account
546N.             Allow Company to Give Guarantees
547N.             Add/Remove Exchange Listing(s)
548N.             Appoint Risk-Rating Agency
549N.             Authorize Nominal Capital Repayment
550N.             Set Dividend/Allocate Profits
551N.             Allocate Dividend
552N.             Waive Shareholder Approval for Profit Allocation
553N.             Approve Scrip Dividend/Dividend Reinvestment Plan
554N.             Approve Special Dividend/Bonus Share Issue
555N.             Amend Dividend Distribution Rules
556N.             Approve Interim Dividend

Mergers and Corporate Restructurings - U.S. Proposals.........................38
601.              Approve Merger/Acquisition
602.              Approve Restructuring
603.              Approve Bankruptcy Restructuring
604.              Approve Liquidation
605.              Approve Leveraged Buyout
606.              Approve Spin-Off
607.              Approve Sale of Assets

Mergers and Corporate Restructurings - Non-U.S. Proposals.....................39
601N.             Approve Merger/Acquisition
602N.             Approve Joint Venture/Strategic Alliance
603N.             Approve Restructuring/Recapitalization
604N.             Dissolve Company/Approve Liquidation
605N.             Ratify Liquidator's Fees
606N.             Approve Divestiture/Spin-Off
607N.             Approve Intra-Company Contracts
608N.             Extend Investment Trust
609N.             Dissolve Investment Trust
610N.             Create Parent Holding Company

Anti-Takeover Defenses/Voting Related Issues - U.S. Proposals.................40
701.              Adopt Advance Notice Requirement
702.              Approve Non-Technical Charter Amendments
703.              Approve Non-Technical Bylaw Amendments

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Anti-Takeover Defenses/Voting Related Issues - U.S. Proposals (Continued).....40
704.              Adopt Poison Pill
705.              Redeem Poison Pill
706.              Eliminate Written Consent
707.              Limit Written Consent
708.              Restore Written Consent
709.              Eliminate Special Meeting
710.              Limit Special Meeting
711.              Restore Special Meeting
712.              Adopt Supermajority Requirement for Business Transactions
713.              Amend Supermajority Requirement for Business Transactions
714.              Eliminate Supermajority Requirement for Business
                    Transactions
715.              Adopt Supermajority Lock-in
716.              Amend Supermajority Lock-in
717.              Eliminate Supermajority Lock-in
718.              Consider Non-Financial Effects of Merger

Anti-Takeover Defenses/Voting Related Issues - Non-U.S. Proposals.............42
701N.             Adopt Poison-Pill-Style Defense
702N.             Amend Poison-Pill-Style Defense
703N.             Limit Voting Rights
704N.             Amend Voting Rights Limit
705N.             End Voting Rights Limit
706N.             Require Voting Supermajority
707N.             Amend Supermajority Requirement
708N.             End Voting Supermajority
709N.             Approve Share Transfer/Registration
710N.             End Share Transfer/Registration
711N.             Registration of Shares
712N.             End Foreign Investor Restrictions
713N.             Amend Foreign Investor Restrictions
714N.             Amend Shareholder Disclosure Rules
715N.             Waive Mandatory Takeover Requirement
716N.             Require Approval for Partial Takeover Bids
717N.             Authorize Voting Record Date Changes (Japan Only)

State of Incorporation - U.S. Proposals.......................................43
801.              Adopt Fair Price Provision
802.              Amend Fair Price Provision
803.              Repeal Fair Price Provision
804.              Adopt Anti-Greenmail Provision
805.              Approve Reincorporation
806.              Opt Out of State Takeover Law
807.              Opt Into State Takeover Law

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
State of Incorporation - Non-U.S. Proposals...................................44
801N.             Approve Reincorporation
802N.             Relocate Corporate Headquarters

Corporate Responsibility - Non-U.S. Proposals.................................44
901N.             Authorize Charitable Donations
902N.             Approve Political Donation

Other - U.S. Proposals........................................................45
1001.             Miscellaneous Proposals

Other - Non-U.S. Proposals....................................................45
1001N.            Approve Electronic Share Trading
1002N.            Approve Property Purchase
1003N.            Approve Property Sale
1004N.            Ratify Management Acts-Symbolic
1005N.            Ratify Management Acts-Legal
1006N.            Adopt Corporate Governance Standards
1007N.            Miscellaneous Proposals

Shares Out on Loan - U.S. Proposals...........................................45
1100.             Shares Out on Loan

Share Blocking and Share Out on Loan - Non-U.S. Proposals.....................45
1100N.            Share Blocking and Shares Out on Loan

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Operational Items - U.S. Proposals............................................46
SP-101.           Change Annual Meeting Location
SP-102.           Change Annual Meeting Date
SP-103.           Improve Meeting Reports

Board of Directors - U.S. Proposals...........................................46
SP-201.           Majority Vote to Elect Directors
SP-202.           Director Tenure/Retirement Age
SP-203.           Repeal Classified Board
SP-204.           Double Board Nominees
SP-205.           Adopt Cumulative Voting
SP-206.           Director Liability
SP-207.           Independent Board Chairman
SP-208.           Lead Director
SP-209.           Allow Union/Employee Representatives on Board
SP-210.           Increase Board Independence
SP-211.           Create Nominating Committee
SP-212.           Increase Nominating Committee Independence
SP-213.           Create Shareholder Committee
SP-214.           Create Compensation Committee
SP-215.           Hire Independent Compensation Consultant
SP-216.           Increase Compensation Committee Independence
SP-217.           Increase Key Committee Independence
SP-218.           Minimum Stock Ownership by Directors
SP-219.           Directors' Role in Corporate Strategy
SP-220.           Require Nominee Statement in Proxy

Board of Directors - Non-U.S. Proposals.......................................48
SP-201N.          Elect Dissident Directors
SP-202N.          Elect Dissident Supervisory Board
SP-203N.          Set Age Limit on Directors
SP-204N.          Oust Director(s)
SP-205N.          Establish Key Board Committees
SP-206N.          Amend Board Procedures
SP-207N.          Limit Number of Boards Directors Sit On

Auditor/Financial Statement Related - U.S. Proposals..........................49
SP-301.           Shareholder Approval of Auditors
SP-302.           Limit Non-Audit Fees
SP-303.           Increase Audit Committee Independence
SP-304.           Auditors Must Attend Annual Meeting
SP-305.           Rotate Auditors

Executive and Director Compensation - U.S. Proposals..........................49
SP-401.           Restrict/Reform Executive Compensation
SP-402.           Approve Executive Compensation

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Executive and Director Compensation - U.S. Proposals (Continued)..............49
SP-403.           Disclose Executive Compensation
SP-404.           Cap Executive Pay
SP-405.           Require Equity Awards to be Held
SP-406.           Restrict Director Compensation
SP-407.           Pay Directors in Stock
SP-408.           Restrict Director Pensions
SP-409.           No Re-pricing of Underwater Options
SP-410.           Award Performance-Based Stock Options
SP-411.           Golden Parachutes
SP-412.           Add Performance Criteria to Equity-Based Awards
SP-413.           Expense Stock Options
SP-414.           Pension Fund Surplus
SP-415.           Approve and/or Disclose SERPs
SP-416.           Advisory Vote on Compensation

Executive and Director Compensation - Non-U.S. Proposals......................51
SP-401N.          Oppose/Change Executive Pay

Capital Structure - U.S. Proposals............................................51
SP-501.           Restore Preemptive Rights

Capital Structure - Non-U.S. Proposals........................................51
SP-501N.          Restrict Capital Increases
SP-502N.          Restore Preemptive Rights
SP-503N.          Remove Multiple-Voting Rights
SP-504N.          Increase Dividend
SP-505N.          Redistribute Profits

Mergers and Corporate Restructurings - U.S. Proposals.........................51
SP-601.           Study Sale or Spin-Off

Mergers and Corporate Restructurings - Non-U.S. Proposals.....................51
SP-601N.          Oppose Merger/Acquisition
SP-602N.          Restructure Investments
SP-603N.          Liquidate Company

Anti-Takeover Defenses/Voting Related Issues - U.S. Proposals.................52
SP-701.           Redeem or Vote on Poison Pill
SP-702.           Right to Act by Written Consent
SP-703.           Restore Right to Call Special Meeting
SP-704.           Eliminate Supermajority Provision
SP-705.           Reduce Supermajority Provision
SP-706.           Prohibit Targeted Share Placement

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Anti-Takeover Defenses/Voting Related Issues - U.S. Proposals (Continued).....52
SP-707.           Counting Shareholder Vote
SP-708.           No Discretionary Voting
SP-709.           Adopt Confidential Voting
SP-710.           Equal Access to the Proxy

Anti-Takeover Defenses/Voting Related Issues - Non-U.S. Proposals.............53
SP-701N.          End Bars on Foreign Investors
SP-702N.          End Voting Rights Limitation
SP-703N.          Facilitate Shareholder Proposals
SP-704N.          Approve Confidential Voting

State of Incorporation - U.S. Proposals.......................................53
SP-801.           Repeal Fair Price Provision
SP-802.           Adopt Anti-Greenmail Provision
SP-803.           Reincorporation
SP-804.           Opt Out of State Takeover Statute

Corporate Responsibility - U.S. Proposals.....................................54
SP-901.           Review or Promote Animal Welfare
SP-902.           Review Drug Pricing or Distribution
SP-903.           Review Response to or Impact of Pandemics
SP-904.           Oppose Embryo/Fetal Destruction
SP-905.           Review Tobacco Marketing
SP-906.           Sever Links with Tobacco Industry
SP-907.           Review or Reduce Tobacco Harm to Health
SP-908.           Review Nuclear Facility/Waste
SP-909.           Review Energy Efficiency & Renewables
SP-910.           Endorse Ceres Principles
SP-911.           Control Generation of Pollutants
SP-912.           Report on Environmental Impact or Plans
SP-913.           Review Social Impact of Financial Ventures
SP-914.           Report or Take Action on Climate Change
SP-915.           Review/Reduce Toxicity of Product Formulation
SP-916.           Review or Curb Bioengineering
SP-917.           Preserve/Report on Natural Habitat
SP-918.           Report on Sustainability
SP-919.           Review Charitable Giving Policy
SP-920.           Limit or End Charitable Giving
SP-921.           Review Political Spending or Lobbying
SP-922.           Limit or End Political Spending
SP-923.           Disclose Prior Government Service
SP-924.           Affirm Political Nonpartisanship
SP-925.           Link Executive Pay to Social Criteria
SP-926.           Develop/Report on Human Rights Policy
SP-927.           Review/Develop Ethics Policy

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Management Proposals
--------------------------------------------------------------------------------
Corporate Responsibility - U.S. Proposals (Continued).........................56
SP-928.           Review Operations' Impact on Local Groups
SP-929.           Burma-Limit or End Operations
SP-930.           Burma-Review Operations
SP-931.           China-No Use of Forced Labor
SP-932.           China-Adopt Code of Conduct
SP-933.           Review Mexican Work Force Conditions
SP-934.           Adopt Standards for Mexican Operation
SP-935.           Review or Implement MacBride Principles
SP-936.           Urge MacBride on Contractor/Franchisee
SP-937.           Review Global Labor Practices
SP-938.           Review Developing Country Debt
SP-939.           Review Military Contracting Criteria
SP-940.           Review Economic Conversion
SP-941.           Review Space Weapons
SP-942.           Review Foreign Military Sales
SP-943.           Limit or End Nuclear Weapons Production
SP-944.           Review Nuclear Weapons Production
SP-945.           Review Fair Lending Policy
SP-946.           Review Job Cuts or Relocations
SP-947.           Report on EEO SP-948. Board Inclusiveness
SP-949.           Drop Sexual Orientation from EEO Policy
SP-950.           Adopt Sexual Orientation Anti-Bias Policy
SP-951.           Monitor/Adopt ILO Provisions
SP-952.           Miscellaneous Corporate Responsibility Proposals

Corporate Responsibility - Non-U.S. Proposals.................................59
SP-901N.          Review Nuclear Facility/Waste
SP-902N.          Review Energy Efficiency & Renewables
SP-903N.          Control Generation of Pollutants
SP-904N.          Report on Environmental Impact or Plans
SP-905N.          Report or Take Action on Climate Change
SP-906N.          Preserve/Report on Natural Habitat
SP-907N.          Review Charitable Giving Policy
SP-908N.          Review Political Spending or Lobbying
SP-909N.          Limit or End Political Spending
SP-910N.          Develop/Report on Human Rights Policy
SP-911N.          Commit to Increase Representation of Women
SP-912N.          Monitor/Adopt ILO Provisions
SP-913N.          Miscellaneous Corporate Responsibility Proposals

Other - U.S. Proposals........................................................60
SP-1001. Miscellaneous Proposals

Proposal
No.               Description                                             Page #
--------------------------------------------------------------------------------
Shareholder Proposals
--------------------------------------------------------------------------------
Other - Non-U.S. Proposals....................................................60
SP-1001N.         Improve Disclosure
SP-1002N.         Miscellaneous Proposals

Shares Out on Loan - U.S. Proposals...........................................61
SP-1100.          Shares Out on Loan

Share Blocking and Shares Out on Loan - U.S. Proposals........................61
SP-1100N.         Share Blocking and Shares out on Loan

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

The Company will generally vote on management proposals in accordance with the following guidelines, however, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations will be followed.

OPERATIONAL ITEMS - U.S. PROPOSALS
--------------------------------------------------------------------------------

101. Adjourn Meeting: The Company will vote for management proposals to adjourn meetings.

102. Approve Technical Amendments: The Company will vote for management proposals to approve technical amendments. For this proposal, amendments may include restatements to omit spelling or grammatical errors, to change the company's business purpose, or other similar technical changes. They do not include amendments that could affect shareholder rights or claims on the company or that could be deemed to be anti-takeover measures.

103. Approve Name Change: The Company will vote for management proposals regarding corporate name changes.

104. Approve Other Business: The Company will vote against management proposals to seek to approve other business.

OPERATIONAL ITEMS - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

101N. Amend Articles-Technical: The Company will vote for management proposals to amend technical changes to the company's legal documents.

102N. Amend Articles to Reflect Regulatory Changes: The Company will vote for management proposals to amend its articles to reflect regulatory changes.

103N. Approve Amendments to Articles of Association: The Company will vote for management proposals to approve amendments to the articles of association unless amendments are not disclosed.

104N. Change Company Name: The Company will vote for management proposals to change the company's name unless amendments are not disclosed.

--------------------------------------------------------------------------------

105N. Amend Meeting Procedures/Change Date: The Company will vote for management proposals to amend meeting procedures or change meeting dates.

106N. Amend Company Purpose: The Company will vote for management proposals to amend the description of what the company does.

107N. Change Fiscal Year: The Company will vote for management proposals to change the company's fiscal year.

108N. Consider Other Business: The Company will vote against management proposals to consider other business.

109N. Receive Statutory Reports: The Company will vote for management proposals to receive statutory reports.

110N. Authorize Legal Formalities: The Company will vote for management proposals to authorize legal formalities to ensure that the meeting is properly summoned, conducted and concluded, and its decisions carried out.

111N. Approve Meeting Formalities: The Company will vote for management proposals to approve meeting formalities.

112N. Questions: The Company will evaluate management proposals that allow for the use of Agenda items (may be labeled voting or nonvoting) indicating questions will be taken from the floor on a case-by-case basis.

BOARD OF DIRECTORS - U.S. PROPOSALS
--------------------------------------------------------------------------------

201. Elect Directors: The Company will vote for management proposals in connection with the routine election of directors unless certain independence issues exist. The Company will withhold votes from a nominee as follows:

         1. Withhold votes from any non-independent nominee (excluding the CEO) if employees or affiliated directors comprise more than 50% of the board;
         2. Withhold votes from any non-independent nominee on the audit committee if 1% or more of directors serving on that committee are not independent;
         3. Withhold votes from any non-independent nominee on the compensation committee if 1% or more of directors serving on that committee are not independent;
         4. Withhold votes from any non-independent nominee on the nominating committee if 1% or more of directors serving on that committee are not independent; and

--------------------------------------------------------------------------------

         5. Withhold votes from any nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.

202. Elect Contested Nominee: The Company will evaluate management proposals to elect contested nominees on a case-by-case basis.

203. Elect Subsidiary Director(s): The Company will vote for management proposals to elect directors to a subsidiary corporation.

204. Election of Trustee - Fund/Trust/Debtholders: The Company will vote for management proposals relating to the election of trustees.

205. Approve Board Size: The Company will vote for management proposals that seek to approve board size unless:

         1.       The proposed maximum board size is greater than 12 directors;
                  or
         2.       The board will consist of less than 3 directors.

206. Give Board Authority to Set Board Size: The Company will vote against management proposals which would give the board authority to set the size of the board without shareholder approval.

207. Approve Classified Board: The Company will vote against management proposals to approve classified boards. Under a classified board structure, directors are divided into separate classes (usually three) with the directors in each class elected to overlapping multiyear terms.

208. Amend Classified Board: The Company will evaluate management proposals to amend classified boards on a case-by-case basis.

209. Repeal Classified Board: The Company will vote for management proposals to repeal classified boards.

210. Adopt Cumulative Voting: The Company will vote against management proposals to adopt cumulative voting. Cumulative voting permits shareholders to apportion the total number of votes they are entitled to cast for one director among the candidates. The total number of votes is equal to the total number of directors to be elected at the meeting multiplied by the number of shares eligible to be voted.

211. Eliminate Cumulative Voting: The Company will vote for management proposals to eliminate cumulative voting.

--------------------------------------------------------------------------------

212. Adopt Director Liability Provision: The Company will vote for management proposals to adopt director liability provisions.

213. Amend Director Liability Provision: The Company will vote for management proposals to amend director liability provisions.

214. Adopt Indemnification Provision: The Company will vote for management proposals to adopt indemnification provisions.

215. Amend Indemnification Provision: The Company will vote for management proposals to amend indemnification provisions.

216. No Shareholder Approval to Fill Vacancy: The Company will vote against management proposals which allow the board to fill vacancies without shareholder approval.

217. Removal of Directors: The Company will evaluate management proposals to remove members from the board on a case-by-case basis.

BOARD OF DIRECTORS - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

201N. Election of Directors by Slate: The Company will vote for management proposals to elect directors by slate

202N. Appoint Board Advisors/Deputy Directors/Alternate Directors: The Company will vote for management proposals to select nominees to serve as advisers, deputy directors or alternate directors to the board.

203N. Ratify Executive Board Appointments: The Company will vote for management proposals to ratify executive board appointments.

204N. Elect Directors-Canada: The Company will vote for management proposals in connection with the routine election of directors unless certain independence issues exist. The Company will withhold votes from a nominee as follows:

         1. Withhold votes from all nominees if employees or affiliated directors comprise more than 50% of the board;
         2. Withhold votes from any non-independent nominee on the audit committee if 1% or more of directors serving on that committee are not independent;
         3. Withhold votes from any non-independent nominee on the compensation committee if 1% or more of directors serving on that committee are not independent; and

--------------------------------------------------------------------------------

         4. Withhold votes from any non-independent nominee on the nominating committee if 1% or more of directors serving on that committee are not independent.

205N. Elect Directors-UK and Ireland: The Company will vote for management proposals in connection with the routine election of directors unless certain independence issues exist. The Company will vote against any non-independent nominee as follows:

         1. Vote against any non-independent nominee who serves on the audit committee if 1% or more of the directors serving on the audit committee are not independent;
         2. Vote against any non-independent nominee who serves on the remuneration committee if 1% or more of directors serving on the remuneration committee are not independent;
         3. Vote against any non-independent nominee who serves on the nominating committee if 1% or more of directors serving on the nominating committee are not independent;
         4. Vote against any nominee who is a non-independent chair of the board; and
         5. Vote against any non-independent nominee if employees and affiliated directors comprise more than 30% of the board.

206N. Elect Directors-Japan: The Company will vote for management proposals to elect directors on Japanese company ballots unless executives or affiliated directors comprise more than 95% of the board.

207N. Elect Directors/Supplemental Board Members-Other Markets: The Company will vote for management proposals to elect directors in other markets unless certain independence issues exist. The company will vote against any non-independent nominee if executives and affiliated directors comprise more than 50% of the board.

208N. Election of Trustee - Fund/Trust/Debtholders: The Company will evaluate management proposals relating to the election of trustees on a case-by-case basis.

209N. Elect Shareholder Representatives: The Company will vote for management proposals to elect the nominees who are available and qualified to act as shareholder representatives.

210N. Set Board/Supervisory Board Size Limits: The Company will vote for management proposals to set size limits for the board or supervisory board unless the maximum size exceeds 20 voting members (Japan only).

--------------------------------------------------------------------------------

211N. Amend Board/Supervisory Board Size: The Company will vote for management proposals to amend the size of the board or supervisory board.

212N. Amend Board Structure: The Company will vote for management proposals to amend the structure of the board unless the amendment would institute a two-tier board system.

213N. Indemnify Directors/Officers: The Company will vote for management proposals to indemnify directors and officers.

214N. Amend Terms of Indemnification: The Company will vote for management proposals to amend the terms of indemnification.

215N. Elect Board Committee: The Company will vote for management proposals to elect board committees unless the election is for an audit committee and executives will serve on the committee.

216N. Amend Board Election Rules: The Company will vote for management proposals to amend board election rules unless the amendment would result in a classified board structure.

217N. Establish Board Committees: The Company will vote for management proposals to establish board committees.

218N. Appoint Board Commission: The Company will vote for management proposals to appoint board commissions.

219N. Appoint Officer(s) from Board: The Company will evaluate management proposals to appoint officer(s) from the board on a case-by-case basis.

220N. Approve Minimum Stock Ownership by Directors: The Company will vote for management proposals to approve a minimum stock ownership requirement for directors.

221N. End Minimum Stock Ownership by Directors: The Company will evaluate management proposals to end minimum stock ownership requirements for directors on a case-by-case basis.

222N. Reduce Board Term to One Year: The Company will vote for management proposals to reduce the board terms to one year.

223N. Preserve/Restore Supermajority to Oust Directors: The Company will vote against management proposals to preserve or restore supermajority rule to oust directors.

--------------------------------------------------------------------------------

224N. Amend Board Powers/Procedures/Qualifications: The Company will evaluate management proposals to amend board powers, board procedures and board qualifications on a case-by-case basis.

225N. Ratify Board Acts-Symbolic: The Company will vote for management proposals to ratify board acts (symbolic) in the previous year. This traditional housekeeping measure is symbolic in nature and carries no legal or financial consequences.

226N. Ratify Board Acts-Legal: The Company will evaluate management proposals to ratify board acts (legal) in the previous year on a case-by-case basis.

AUDITOR/FINANCIAL STATEMENT RELATED - U.S. PROPOSALS
--------------------------------------------------------------------------------

301. Ratify Selection of Auditors: The Company will vote for management proposals to ratify the selection of auditors unless the fees paid by the company for non-audit services in the prior fiscal year exceed 75% of the aggregate fees paid to the company's outside auditor.

302. Approve Financial Statements: The Company will vote for management proposals to approve the company's financial statements.


AUDITOR/FINANCIAL STATEMENT RELATED - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

301N. Appoint Auditors and Set their Fees: The Company will vote for management proposals to select auditors and set their fees unless:

         1. Non-audit fees exceed 75% of total fees paid to auditors (UK and Ireland only);
         2.       Non-audit fees exceed 75% of total fees paid to auditors
                  (Other);
         3.       Audit fees are not disclosed; or
         4.       Non-audit fees are not broken down by category.

302N. Set Auditors' Fees: The Company will vote for management proposals to determine how much the auditors should be paid to perform the annual audit unless:

         1. Non-audit fees exceed 75% of total fees paid to auditors (UK and Ireland only);
         2.       Non-audit fees exceed 75% of total fees paid to auditors
                  (Other);
         3.       Audit fees are not disclosed;
         4.       Executives sit on audit committee; or

--------------------------------------------------------------------------------

         5.       The company does not have an audit committee.

303N. Appoint Outside Auditors: The Company will vote for management proposals to appoint outside auditors unless:

         1. Non-audit fees exceed 75% of total fees paid to auditors (UK and Ireland only); or
         2.       Non-audit fees exceed 75% of total fees paid to auditors
                  (Other).

304N. Appoint Secondary Outside Auditor: The Company will vote for management proposals to select secondary outside auditors.

305N. Appoint Substitute/Back-up Auditor: The Company will vote for management proposals to select substitute back-up auditors.

306N. Elect Supervisory Board/Corporate Assembly: Markets with a two-tier board structure typically have what's called a supervisory board (termed "supervisory auditors" in Japan), comprised of non-executives and a management board comprised of executives. The structure is prevalent in Germany, Holland, other continental European markets, Asian markets including Japan and Indonesia, and elsewhere. The Company will vote for management proposals to elect a supervisory board unless:

         1. The company does not have an audit committee or if the audit committee is less than 100% independent;
         2. The company does not have a remuneration committee or if the remuneration committee is less than 100% independent; or
         3. The company does not have a nominating committee or if the nominating committee is less than 100% independent.

307N. Elect Statutory Auditors: The Company will vote for management proposals to elect statutory auditor board members.

308N. Elect Alternate Statutory Auditor: The Company will vote for management proposals to elect alternate statutory auditors.

309N. Appoint Appraiser/Special Auditor/Liquidator: The Company will vote for management proposals to select an appraiser to estimate the value of a proposed merger or an auditor to conduct a special audit.

310N. Set Number of Auditors: The Company will vote for management proposals that determine the appropriate number of auditors.

--------------------------------------------------------------------------------

311N. Set Number of Statutory Auditors: The Company will vote for management proposals to set the number of statutory auditors.

312N. Approve Maximum Statutory Auditors' Fee: The Company will vote for management proposals to approve the maximum statutory auditors' fee unless the amount to be paid is not disclosed.

313N. Approve Bonuses for Retiring Statutory Auditors: The Company will vote against management proposals to approve bonuses for retiring statutory auditors.

314N. Bonus for Ending Statutory Auditor Retirement Bonuses: The Company will vote against management proposals for ending statutory auditor retirement bonuses.

315N. Amend Statutory Auditor Term: The Company will vote for management proposals to amend the statutory auditors' term.

316N. Ratify Acts of Auditors: The Company will vote for management proposals to ratify the acts of auditors for the previous financial year unless executives sit on the audit committee or the company does not have an audit committee.

317N. Ratify Statutory Auditor Acts-Symbolic: The Company will vote for management proposals to ratify statutory auditors' acts (symbolic) in the previous year. This traditional housekeeping measure is symbolic in nature and carries no legal or financial consequences.

318N. Ratify Statutory Auditor Acts-Legal: The Company will evaluate management proposals to ratify statutory auditors' acts (legal) in the previous year on a case-by-case basis.

319N. Approve Financial Statements: The Company will vote for management proposals to approve the company's financial statements unless the auditors have qualified their opinion in their evaluation of accounts.

320N. Approve Book Entry System: The Company will vote for management proposals to approve a book entry system to record stock transactions.

321N. Extend Consolidated Taxation Status: The Company will vote for management proposals to extend an authorization that allows companies to pay taxes as a consolidated group and earn a tax break.

322N. Approve Related Party Transactions: The Company will vote for management proposals to approve related-party transactions.

EXECUTIVE AND DIRECTOR COMPENSATION - U.S. PROPOSALS
--------------------------------------------------------------------------------

401. Adopt Stock Incentive Plan: The Company will vote for management proposals to adopt stock incentive plans unless:

         1. The dilution represented by the proposed plan is more than 10% of the outstanding common stock;
         2. The proposed plan allows the company to re-price or replace underwater options without shareholder approval;
         3. The proposed plan allows nonqualified options to be priced at less than 100% of the fair market value;
         4. The proposed plan has an automatic share replenishment feature (evergreen plan);
         5.       The plan administrator may provide loans to exercise awards;
         6. The plan administrator may accelerate the vesting of outstanding awards; or
         7.       The plan administrator may grant reload stock options.

402. Amend Stock Incentive Plan: The Company will vote for management proposals to amend stock incentive plans unless:

         1. The amendment would allow options to be priced at less than 100% of the fair market value;
         2. The amendment allows the plan administrator to re-price or replace underwater options; or
         3. The amendment extends the post-retirement exercise period of outstanding options.

403. Add Shares to Stock Incentive Plan: The Company will vote for management proposals to add shares to stock incentive plans unless:

         1. The dilution represented by the proposal is more than 10% of the outstanding common stock;
         2. The plan allows the company to re-price or replace underwater options without shareholder approval;
         3. The plan allows nonqualified options to be priced at less than 100% of the fair market value;
         4. The plan has an automatic share replenishment feature (evergreen plan);
         5.       The plan administrator may provide loans to exercise awards;
         6. The plan administrator may accelerate the vesting of outstanding awards; or
         7.       The plan administrator may grant reload stock options.

--------------------------------------------------------------------------------

404. Extend Term of Stock Incentive Plan: The Company will vote for management proposals to extend the term of stock incentive plans unless:

         1. The plan allows the company to re-price or replace underwater options without shareholder approval;
         2. The plan allows nonqualified options to be priced at less than 100% of the fair market value;
         3.       The plan administrator may provide loans to exercise awards;
         4. The plan administrator may accelerate the vesting of outstanding awards; or
         5.       The plan administrator may grant reload stock options.

405. Limit Per-Employee Awards: Amendments to the U.S. Tax Code, which were made in 1993, limit the deductibility of compensation paid to each of a company's five highest-paid executives up to $1 million per year. Compensation paid to an executive may be excluded from the $1 million cap if it is paid pursuant to a plan that ties pay to the company's performance. To qualify for the performance-related exemption, stock options and stock appreciation rights (SARS) awards must be priced at no less than fair market value on the grant date and shareholders must approve the maximum potential award that may be granted to each plan participant. The Company will vote for management proposals to limit per-employee awards.

406. Adopt Director Stock Incentive Plan: The Company will vote for management proposals to adopt director stock incentive plans unless:

         1. The dilution represented by this proposal is more than 5% of outstanding common stock;
         2. The proposed plan allows nonqualified options to be priced at less than 100% of the fair market value;
         3.       The plan authorizes five or more types of awards; or
         4.       The plan allows for non-formula, discretionary awards.

407. Amend Director Stock Incentive Plan: The Company will vote for management proposals to amend director stock incentive plans unless:

         1. The amendment would allow options to be priced at less than 100% of the fair market value;
         2.       The amendment increases the size of the option awards;
         3.       The amendment would authorize five or more types of awards;
         4. The amendment would permit granting of non-formula, discretionary awards;
         5. The minimum equity overhang of all plans is more than 10% of outstanding common stock and the company is a technology company; or

--------------------------------------------------------------------------------

         6. The minimum equity overhang of all plans is more than 5% of outstanding common stock and the company is NOT a technology company.

408. Add Shares to Director Stock Incentive Plan: The Company will vote for management proposals to add shares to director stock incentive plans unless:

         1. The dilution represented by this proposal is more than 5% of outstanding common stock;
         2. The plan allows the company to re-price or replace underwater options without shareholder approval;
         3. The plan allows nonqualified options to be priced at less than 100% of the fair market value;
         4.       The plan authorizes five or more types of awards; or
         5.       The plan allows for non-formula, discretionary awards.

409. Adopt Employee Stock Purchase Plan: The Company will vote for management proposals to adopt employee stock purchase plans unless the proposed plan allows employees to purchase stock at less than 85% of the fair market value.

410. Amend Employee Stock Purchase Plan: The Company will vote for management proposals to amend employee stock purchase plans unless the amendment allows employees to purchase stock at less than 85% of the fair market value.

411. Add Shares to Employee Stock Purchase Plan: The Company will vote for management proposals to add shares to employee stock purchase plans unless the plan allows employees to purchase stock at less than 85% of the fair market value.

412. Adopt Stock Award Plan: The Company will vote for management proposals to adopt stock award plans unless the dilution represented by the proposed plan is more than 10% of outstanding common stock or the proposed plan permits unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years.

413. Amend Stock Award Plan: The Company will vote for management proposals to amend stock award plans unless the amendment shortens the vesting requirement or lessens performance requirements.

414. Add Shares to Stock Award Plan: The Company will vote for management proposals to add shares to stock award plans unless the dilution represented by the proposal is more than 10% of outstanding common stock or the plan permits unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years.

--------------------------------------------------------------------------------

415. Approve Option/Stock Awards: The Company will vote for management proposals to approve option/stock awards unless:

         1. The dilution represented by the award is more than 5% of outstanding common stock;
         2. The option is priced at less than 85% of the fair market value on the grant date; or
         3. The award is time-lapsing restricted stock that fully vests in less than 3 years.

416. Adopt Director Stock Award Plan: The Company will vote for management proposals to adopt director stock award plans unless:

         1. The dilution represented by the proposal is more than 5% of outstanding common stock;
         2. The plan permits unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years; or
         3.       The plan allows for non-formula, discretionary awards.

417. Amend Director Stock Award Plan: The Company will vote for management proposals to amend director stock award plans unless the amendment adds unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years or the amendment would permit granting of non-formula, discretionary awards.

418. Add Shares to Director Stock Award Plan: The Company will vote for management proposals to add shares to director stock award plans unless:

         1. The dilution represented by the proposal is more than 5% of outstanding common stock;
         2. The plan permits unrestricted stock or time-lapsing restricted stock awards that fully vest in less than 3 years; or
         3.       The plan allows for non-formula, discretionary awards.

419. Exchange Underwater Options: Stock options whose exercise price is higher than the current market price of the underlying stock are said to be "underwater." One way to re-price such options is to exchange them for new options with an exercise price set at fair market value on the new grant date. The Company will vote against management proposals to exchange underwater options.

420. Approve Annual Bonus Plan: The Company will vote for management proposals to approve annual bonus plans.

--------------------------------------------------------------------------------

421. Amend Annual Bonus Plan: The Company will vote for management proposals to amend annual bonus plans.

422. Approve Long-Term Bonus Plan: The Company will vote for management proposals to approve long-term bonus plans.

423. Amend Long-Term Bonus Plan: The Company will vote for management proposals to amend long-term bonus plans.

424. Re-approve Option/Bonus Plan for OBRA: The Company will vote for management proposals to re-approve option or bonus plans for OBRA.

425. Approve Savings Plan: The Company will vote for management proposals to approve savings plans.

426. Adopt Deferred Compensation Plan: The Company will vote for management proposals to adopt deferred compensation plans.

427. Amend Deferred Compensation Plan: The Company will vote for management proposals to amend deferred compensation plans.

428. Approve Employment Agreements: The Company will vote for management proposals to approve employment agreements/contracts.

EXECUTIVE AND DIRECTOR COMPENSATION - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

401N. Approve Stock Option Plan: The Company will vote for management proposals to approve stock option plans unless:

         1. The potential dilution from the proposed plan exceeds 5% of the current outstanding ordinary shares;
         2. The options may be granted at a discount to the fair market value; or
         3.       The plan allows for the repricing of underwater options.

402N. Amend Stock Option Plan: The Company will vote for management proposals to amend stock option plans unless:

         1. The amendment would add shares to the plan and the potential dilution from the new shares exceeds 5% of the current outstanding ordinary shares;
         2. The amendment would allow for the grant of options at a discount to the fair market value; or
         3. The amendment would allow for the repricing of underwater options.

--------------------------------------------------------------------------------

403N. Approve Stock Option Plan for Subsidiary: The Company will vote for management proposals to approve stock option plans for subsidiaries unless:

         1. The plan issues stock in the parent company and the potential dilution from the plan exceeds 5% of the current outstanding ordinary shares;
         2. The options may be granted at a discount to the fair market value; or
         3.       The plan allows for the repricing of underwater options.

404N. Approve Director Participation in Stock Plan: The Company will vote for management proposals to approve director participation in stock plans unless:

         1. The potential dilution from the proposed awards exceeds 5% of the current outstanding ordinary shares;
         2. The proposed awards may be granted at a discount to their fair market value; or
         3. The terms of the proposed awards allow for the repricing of underwater options.

405N. Approve Outside Directors Stock Option Plan: The Company will vote for management proposals to approve outside directors stock option plans unless the potential dilution from the plan exceeds 5% of the current outstanding ordinary shares or the options may be granted at a discount to the fair market value.

406N. Amend Outside Directors Stock Option Plan: The Company will vote for management proposals to amend outside director's stock option plans unless:

         1. The amendment would add shares to the plan and the potential dilution from the new shares exceeds 5% of the current outstanding ordinary shares;
         2. The amendment would allow for the grant of options at a discount to the fair market value; or
         3. The amendment would allow for the repricing of underwater options.

407N. Approve Stock Purchase Plan/SAYE/AESOP: The Company will vote for management proposals to approve stock purchase plans/SAYE/AESOP unless the potential dilution from the plan exceeds 10% of the current outstanding ordinary shares or the plan allows for discounts of more than 15% on stock purchases.

408N. Amend Stock Purchase Plan/SAYE/AESOP: The Company will vote for management proposals to amend stock purchase plans/SAYE/AESOP unless the amendment would add shares to the plan and the potential dilution from the new shares exceeds 10% of the current outstanding ordinary shares or the amendment would allow for discounted stock purchases of more than 15%.

--------------------------------------------------------------------------------

409N. Approve Option/Purchase Plan-Overseas Employees: The Company will vote for management proposals to approve stock option or stock purchase plans for overseas employees unless:

         1. The plan issues stock in the parent company and the potential dilution from this plan exceeds 5% of the current outstanding ordinary shares;
         2.       The plan allows for the repricing of underwater options; or
         3. The plan allows for discounts of more than 15% on stock purchases.

410N. Approve Stock Option Grant: The Company will vote for management proposals to approve stock option grants unless:

         1. The potential dilution from the grant exceeds 5% of the current outstanding ordinary shares;
         2. The potential dilution from all plans exceeds 10% of the current outstanding ordinary shares (if available) (Japan only);
         3. The options may be granted at a discount to the fair market value;
         4. The terms of the grant allow for the repricing of underwater options;
         5. The exercise price does not adjust to avoid issuing discount options (Japan only); or
         6.       The issuance or exercise is conditioned on a hostile bid
                  (Japan only).

411N. Approve Stock Award: The Company will vote for management proposals to approve stock awards unless the potential dilution from the stock award exceeds 5% of the current outstanding ordinary shares or the potential dilution from all plans exceeds 10% of the current outstanding ordinary shares (if available).

412N. Approve Multiple Stock Option Grants: Multiple stock option grants are stock grants proposed for multiple recipients, which may have varied terms that are bundled into a single proposal. The Company will vote for management proposals to approve multiple stock option grants.

413N. Approve Restricted Stock Grants (Japan Only): The Company will vote for management proposals to approve restricted stock grants on Japanese company ballots.

414N. Approve Executive Profit Sharing/Bonus Plan: The Company will vote for management proposals to approve executive profit sharing/bonus plans.

415N. Amend Executive Profit Sharing/Bonus Plan: The Company will vote for management proposals to amend executive profit sharing/bonus plans.

--------------------------------------------------------------------------------

416N. Approve Bonus: The Company will vote for management proposals to approve bonuses unless the company does not disclose the recipient(s) and/or the amount of the bonus.

417N. Approve Bonuses for Retiring Directors: The Company will vote for management proposals to approve bonuses for retiring directors unless the bonus amounts are not disclosed or information on insider-outsider status is not provided.

418N. Bonus for Ending Director Retirement Bonuses: The Company will vote for management proposals to approve ending director retirement bonuses unless information on insider-outsider status does not establish that recipients are insiders.

419N. Eliminate Board Retirement Bonus System: The Company will vote for management proposals to eliminate board retirement bonus systems.

420N. Ratify Director Retirement: The Company will vote for management proposals to ratify director retirement.

421N. Approve Remuneration Policy: The Company will vote for management proposals to approve the company's remuneration policy.

422N. Approve Loans to Directors/Employees: The Company will evaluate management proposals to approve loans to board members or employees on a case-by-case basis.

423N. Establish Employee Share Trust: The Company will vote for management proposals to establish share trusts to administer and deliver shares to employees participating in incentive share plans.

424N. Issue Bonds with Warrants to Employees: The Company will evaluate management proposals to issue bonds with warrants over company shares to employees on a case-by-case basis.

425N. Issue Warrants in Excess of Individual Limits: The Company will evaluate management proposals to issue warrants in excess of individual limits on a case-by-case basis.

426N. Approve Directors' Fees: The Company will vote for management proposals to approve directors' fees unless the company does not disclose the fees that will be paid to directors.

427N. Approve Supervisory Board/Corporate Assembly Fees: The Company will vote for management proposals to approve fees of the supervisory board of corporate assembly members unless the company does not disclose the amount to be paid.

--------------------------------------------------------------------------------

428N. Approve Board Commission Fees: The Company will vote for management proposals to approve board commission fees.

429N. Approve Committee Fees: The Company will vote for management proposals to approve committee fees unless the fees are not disclosed.

430N. Approve Committee Budget: The Company will vote for management proposals to approve the committee's budget unless the amount is not disclosed.

431N. Approve Shareholder Representative Fees: The Company will vote for management proposals to approve shareholder representative fees unless the company does not disclose the amount to be paid.

432N. Approve Director Contract: The Company will vote for management proposals to approve directors' contracts.

CAPITAL STRUCTURE - U.S. PROPOSALS
--------------------------------------------------------------------------------

501. Increase Authorized Common Stock: The Company will vote for management proposals to increase authorized common stock unless the increase is not intended to effect a merger, stock split, or recapitalization or the dilution represents more than 100% of the currently authorized shares of stock class.

502. Decrease Authorized Common Stock: The Company will vote for management proposals to decrease authorized common stock.

503. Amend Authorized Common Stock: The Company will vote for management proposals to amend authorized common stock.

504. Approve Common Stock Issuance: The Company will evaluate management proposals to issue shares of common stock on a case-by-case basis.

505. Approve Warrants Exercisable for Common Stock: The Company will evaluate management proposals to approve the issuance of warrants exercisable for common stock on a case-by-case basis.

506. Authorize Dual Class Common Stock: The Company will vote against management proposals to authorize dual class common stock.

--------------------------------------------------------------------------------

507. Increase Authorized Dual Class Common Stock: The Company will vote for management proposals to increase authorized dual class common stock unless it will allow the company to issue additional shares with superior voting rights.

508. Eliminate Dual Class Common Stock: The Company will vote for management proposals to eliminate dual class common stock.

509. Amend Dual Class Common Stock: The Company will evaluate management proposals to amend dual class common stock on a case-by-case basis.

510. Eliminate Preemptive Rights: The Company will vote for management proposals to eliminate preemptive rights. Preemptive rights give existing shareholders a "right of first refusal" to purchase new issues of shares to maintain their proportional ownership in the company.

511. Restore Preemptive Rights: The Company will vote against management proposals to restore preemptive rights.

512. Authorize Preferred Stock: The Company will vote for management proposals to issue authorized preferred stock unless the board has unlimited rights to set the terms and conditions of the shares (known as "blank check" preferred stock).

513. Increase Authorized Preferred Stock: The Company will vote for management proposals to increase authorized preferred stock unless the proposed increase creates potential dilution of more than 50% or the board has unlimited rights to set the terms and conditions of the shares.

514. Decrease Authorized Preferred Stock: The Company will vote for management proposals to decrease authorized preferred stock.

515. Amend Authorized Preferred Stock: The Company will evaluate management proposals to amend authorized preferred stock on a case-by-case basis.

516. Cancel Series of Preferred Stock: The Company will vote for management proposals to cancel a series of preferred stock.

517. Approve Issuance/Conversion of Preferred Stock: The Company will vote for management proposals to approve the issuance or conversion of preferred stock unless the shares have voting rights superior to those of other shares.

518. Approve Recapitalization: The Company will evaluate management proposals to approve recapitalizations on a case-by-case basis.

--------------------------------------------------------------------------------

519. Approve Stock Split: The Company will vote for management proposals seeking approval for a stock split.

520. Approve Reverse Stock Split: The Company will vote for management proposals seeking approval for a reverse stock split.

521. Approve Share Repurchase: The Company will vote for management proposals that seek approval for a stock repurchase plan.

CAPITAL STRUCTURE - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

501N. Amend/Remove Par Value: The Company will vote for management proposals to amend or remove the stock's par value.

502N. Increase Authorized Capital: The Company will vote for management proposals to increase authorized capital unless:

         1.       The increase is greater than 50%;
         2. The explicit purpose of the increase is to strengthen takeover defenses; or
         3.       The board can set the rights/terms of the shares at issuance.

503N. Reduce Authorized Capital: The Company will vote for management proposals to reduce authorized capital.

504N. Limit Capital Increase: The Company will vote for management proposals to limit capital increase.

505N. Allow Subsidiaries to Issue Stock: The Company will vote for management proposals to allow subsidiaries to issue stock unless the potential dilution in the parent company would exceed 20% of the current outstanding ordinary shares.

506N. Cancel Authorized Stock Class: The Company will vote for management proposals to cancel a particular class of stock.

507N. Authorize New Stock Class: The Company will vote for management proposals to authorize a new stock class unless the new class carries differential (inferior or superior) voting rights.

508N. Reauthorize Share Issue Limit: The Company will vote for management proposals to reauthorize share issue limits.

--------------------------------------------------------------------------------

509N. Authorize Issuance of Differential Voting Stock: The Company will vote against management proposals to authorize the issuance of differential voting stock.

510N. Amend Share Class Rights: The Company will vote for management proposals to amend share class rights unless:

         1.       The amendment results in a loss of voting rights;
         2.       The amendment results in a loss of dividend rights; or
         3. The amendment results in a dual class share structure with unequal voting rights.

511N. Issue Stock with Preemptive Rights: The Company will vote for management proposals to issue stock with preemptive rights unless:

         1. The potential dilution exceeds 100% of the current outstanding ordinary shares;
         2. The explicit purpose of the stock issuance is to strengthen takeover defenses; or
         3.       The maximum number of shares to be issued is not disclosed.

512N. Issue Stock without Preemptive Rights: The Company will vote for management proposals to issue stock without preemptive rights unless:

         1. The potential dilution exceeds 50% of the current outstanding ordinary shares;
         2. The explicit purpose of the stock issuance is to strengthen takeover defenses;
         3.       The board can set the rights/terms of the shares at issuance;
                  or
         4.       The maximum number of shares to be issued is not disclosed.

513N. Issue Stock with or without Warrants: The Company will vote for management proposals to issue stock with or without warrants unless:

         1. The potential dilution exceeds 50% of the current outstanding ordinary shares.
         2. The explicit purpose of the stock issuance is to strengthen takeover defenses.
         3.       The board can set the rights/terms of the shares at issuance.
         4.       The maximum number of shares to be issued is not disclosed.

514N. Issue Stock with Warrants: The Company will vote for management proposals to issue stock with warrants unless:

--------------------------------------------------------------------------------

         1. The potential dilution exceeds 50% of the current outstanding ordinary shares;
         2. The explicit purpose of the stock issuance is to strengthen takeover defenses;
         3.       The board can set the rights/terms of the shares at issuance;
                  or
         4.       The maximum number of shares to be issued is not disclosed.

515N. Issue Bonds with Warrants: The Company will vote for management proposals to issue bonds with warrants unless the potential dilution exceeds 10% of the current outstanding ordinary shares.

516N. Issue Warrants with Preemptive Rights: The Company will vote for management proposals to issue warrants with preemptive rights unless the potential dilution exceeds 100% of the current outstanding ordinary shares or the explicit purpose of the stock issuance is to strengthen takeover defenses.

517N. Issue Warrants without Preemptive Rights: The Company will vote for management proposals to issue warrants without preemptive rights unless:

         1. The potential dilution exceeds 50% of the current outstanding ordinary shares;
         2. The explicit purpose of the stock issuance is to strengthen takeover defenses;
         3.       The board can set the rights/terms of the shares at issuance;
                  or
         4.       The maximum number of shares to be issued is not disclosed.

518N. Authorize Creation of Preferred Stock: If the board has an unlimited right to set the terms for the class and may issue the preferred stock for anti-takeover purposes without shareholder approval, the stock is considered blank check. The Company will vote for management proposals to authorize the creation of preferred stock unless the authorization is for blank check preferred stock.

519N. Approve Issue of Preferred Stock: The Company will vote for management proposals to approve the issuance of preferred stock unless the board can set the rights/terms of the shares at issuance.

520N. Increase Authorized Preferred Stock: The Company will vote for management proposals to increase authorized preferred stock unless the board can set the rights/terms of the additional shares at the time of issuance.

521N. Amend Authorized Preferred Stock: The Company will vote for management proposals to amend authorized preferred stock unless the amendment would result in board authority to issue blank check preferred stock.

--------------------------------------------------------------------------------

522N. Issue Debt Instruments: The Company will vote for management proposals to issue debt instruments.

523N. Issue Convertible Debt Instruments: The Company will vote for management proposals to issue convertible debt instruments unless the potential dilution exceeds 50% of the current outstanding ordinary shares.

524N. Amend Terms of Debt Instruments: The Company will vote for management proposals to amend the terms of issued convertible debt instruments unless the amendment would increase potential dilution by 50%.

525N. Approve Borrowing: The Company will vote for management proposals to approve borrowing.

526N. Amend Borrowing Powers: The Company will vote for management proposals to amend the company's articles regarding the limit on borrowing powers.

527N. Convert One Form of Stock to Another: The Company will vote for management proposals to convert one form of stock to another unless the amendment results in a loss or reduction of voting rights.

528N. Approve Stock Split: The Company will vote for management proposals to approve stock splits.

529N. Approve Reverse Stock Split: The Company will vote for management proposals to approve reverse stock splits.

530N. Reduce Authorized Capital when Shares Repurchased: The Company will vote for management proposals to reduce its authorized capital when shares are repurchased.

531N. Authorize Share Repurchase: The Company will vote for management proposals to authorize share repurchases.

532N. Waive Approval of Share Repurchase: The Company will vote for management proposals to waive approval for share repurchases.

533N. Re-issuance of Shares/Treasury Stock: The Company will vote for management proposals to sell shares it has previously repurchased and held in reserve as treasury stock.

534N. Set Price of Reissued Treasury Stock: The Company will vote for management proposals to set the price range at which treasury stock can be sold privately or not on stock market.

--------------------------------------------------------------------------------

535N. Amend Articles to Reflect Capital Increase/Decrease: The Company will vote for management proposals to amend its bylaws to reflect increases or decreases in share capital.

536N. Amend Articles Regarding Issuance of Capital: The Company will evaluate management proposals to amend the company's articles regarding issuance of capital on a case-by-case basis.

537N. Amend Articles to Authorize Share Repurchase: The Company will vote for management proposals to amend the company's articles to authorize share repurchases.

538N. Amend Articles Regarding Treasury Shares: The Company will vote for management proposals to amend its articles regarding treasury shares.

539N. Approve Use/Transfer of Reserves: The Company will vote for management proposals to approve the use or transfer of reserves.

540N. Transfer Shareholder Equity Funds: The Company will vote for management proposals to approve transfers between shareholder equity accounts.

541N. Authorize Trade in Company Stock: The Company will vote for management proposals to authorize the company to trade in its own stock.

542N. Amend Tradable Lot Size: The Company will vote for management proposals to change the size of tradable units.

543N. Restate/Adjust Capital for Inflation: The Company will evaluate management proposals to restate or adjust capital for inflation on a case-by-case basis.

544N. Amend Reporting Currency: The Company will vote for management proposals to amend the company's reporting currency.

545N. Reduce Share Premium Account: The Company will vote for management proposals to reduce the share premium account to clear deficits on profit and loss accounts or to return cash to stakeholders.

546N. Allow Company to Give Guarantees: The Company will vote for management proposals that allow companies to give guarantees.

547N. Add/Remove Exchange Listing(s): The Company will evaluate management proposals to add or remove stock exchange listings on a case-by-case basis.

--------------------------------------------------------------------------------

548N. Appoint Risk-Rating Agency: The Company will vote for management proposals to appoint a risk-rating agency.

549N. Authorize Nominal Capital Repayment: The Company will vote for management proposals to authorize nominal capital repayment.

550N. Set Dividend/Allocate Profits: The Company will vote for management proposals to determine how to apportion the company's profits for the year and set the dividend.

551N. Allocate Dividend: The Company will vote for management proposals relating to allocation of dividends.

552N. Waive Shareholder Approval for Profit Allocation: The Company will vote for management proposals that waive shareholder approval for profit allocation proposals.

553N. Approve Scrip Dividend/Dividend Reinvestment Plan: Stock dividend programs allow investors to obtain additional shares on attractive terms while enabling the company to conserve cash. The Company will vote for management proposals to approve scrip dividends or dividend reinvestment plans.

554N. Approve Special Dividend/Bonus Share Issue: The Company will vote for management proposals that permit management to determine whether it is in the company's interest to offer shareholders a special bonus dividend.

555N. Amend Dividend Distribution Rules: The Company will vote for management proposals to amend its dividend distribution rules.

556N. Approve Interim Dividend: The Company will vote for management proposals to approve an interim dividend.

MERGERS AND CORPORATE RESTRUCTURINGS - U.S. PROPOSALS
--------------------------------------------------------------------------------

601. Approve Merger/Acquisition: The Company will evaluate merger and acquisition management proposals on a case-by-case basis. The Company will consider the following factors:

         1.       Anticipated financial and operating benefits;
         2.       Offer price (cost vs. premium);
         3.       Prospects of the combined companies;
         4.       How the deal was negotiated;
         5. Changes in corporate governance and their impact on shareholder rights;

--------------------------------------------------------------------------------

         6.       Corporate restructuring;
         7.       Spin-offs;
         8.       Asset sales;
         9.       Liquidations; and
         10.      Rights of appraisal.

602. Approve Restructuring: The Company will evaluate corporate restructuring management proposals on case-by-case basis.

603. Approve Bankruptcy Restructuring: The Company will evaluate bankruptcy restructuring management proposals on case-by-case basis.

604. Approve Liquidation: The Company will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

605. Approve Leveraged Buyout: The Company will evaluate management proposals to approve a leveraged buyout on a case-by-case basis.

606. Approve Spin-Off: The Company will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

607. Approve Sale of Assets: The Company will evaluate asset sale management proposals on a case-by-case basis by assessing the impact on the balance sheet/working capital and the value received for the asset.

MERGERS AND CORPORATE RESTRUCTURINGS - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

601N. Approve Merger/Acquisition: The Company will evaluate management proposals to approve mergers and acquisitions on a case-by-case basis.

602N. Approve Joint Venture/Strategic Alliance: The Company will evaluate management proposals to approve joint ventures or strategic partnerships on a case-by-case basis.

603N. Approve Restructuring/Recapitalization: The Company will evaluate management proposals to approve restructuring or recapitalization of companies on a case-by-case basis.

--------------------------------------------------------------------------------

604N. Dissolve Company/Approve Liquidation: The Company will evaluate management proposals to dissolve companies or approve liquidations on a case-by-case basis.

605N. Ratify Liquidator's Fees: The Company will evaluate management proposals to ratify liquidator's fees on a case-by-case basis.

606N. Approve Divestiture/Spin-Off: The Company will evaluate management proposals to approve company divestitures or spin-offs on a case-by-case basis.

607N. Approve Intra-Company Contracts: The Company will vote for management proposals to approve intra-company contracts.

608N. Extend Investment Trust: The Company will vote for management proposals to extend investment trusts.

609N. Dissolve Investment Trust: The Company will evaluate management proposals to dissolve investment trusts on a case-by-case basis.

610N. Create Parent Holding Company: The Company will evaluate management proposals to create a parent holding company on a case-by-case basis.

ANTI-TAKEOVER DEFENSES/VOTING RELATED ISSUES - U.S.
--------------------------------------------------------------------------------

701. Adopt Advance Notice Requirement: The Company will vote for management proposals to adopt advance notice requirements for shareholder proposals. By requiring advance notice, the board can review and consider shareholder presentations for their content and value as a shareholder issue.

702. Approve Non-Technical Charter Amendments: The Company will vote for management proposals to approve non-technical charter amendments unless the amendments reduce shareholders' rights.

703. Approve Non-Technical Bylaw Amendments: The Company will vote for management proposals to approve non-technical bylaw amendments unless the amendments reduce shareholders' rights.

704. Adopt Poison Pill: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The Company will vote against management proposals to adopt poison pills.

--------------------------------------------------------------------------------

705. Redeem Poison Pill: The Company will vote for management proposals to redeem poison pills.

706. Eliminate Written Consent: The Company will vote against management proposals which eliminate written consent. Written consent allows shareholders to initiate actions without calling a special meeting or waiting until the annual meeting.

707. Limit Written Consent: The Company will vote against management proposals which limit written consent.

708. Restore Written Consent: The Company will vote for management proposals which restore written consent.

709. Eliminate Special Meeting: The Company will vote against management proposals which eliminate the ability of shareholders to call special meetings.

710. Limit Special Meeting: The Company will vote against management proposals which limit shareholders' ability to call a special meeting.

711. Restore Special Meeting: The Company will vote for management proposals which restore the ability of shareholders to call a special meeting.

712. Adopt Supermajority Requirement for Business Transactions: The Company will vote against management proposals to adopt supermajority vote requirements to approve mergers or other business combinations.

713. Amend Supermajority Requirement for Business Transactions: The Company will vote for management proposals to amend supermajority requirements for business transactions unless the amendment would increase the vote required to approve a business transaction.

714. Eliminate Supermajority Requirement for Business Transactions: The Company will vote for management proposals to eliminate supermajority requirements for business transactions.

715. Adopt Supermajority Lock-in: The Company will vote against management proposals to adopt supermajority lock-in vote requirements. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions.

716. Amend Supermajority Lock-in: The Company will evaluate management proposals to amend supermajority lock-in vote requirements on a case-by-case basis.

--------------------------------------------------------------------------------

717. Eliminate Supermajority Lock-in: The Company will vote for management proposals to eliminate supermajority lock-in vote requirements.

718. Consider Non-Financial Effects of Merger: Also called "directors' duties," these anti-takeover provisions allow directors to consider the non-financial interests of employees, suppliers, customers and the communities in which the company operates, in addition to the financial interests of shareholders, when assessing a merger proposal. The Company will vote against management proposals to consider the non-financial effects of a merger proposal.

ANTI-TAKOVER DEFENSES/VOTING RELATED ISSUES - NON-U.S.
--------------------------------------------------------------------------------

701N. Adopt Poison-Pill-Style Defense: The Company will vote against management proposals seeking to adopt poison-pill-style plans (known as shareholder rights plans).

702N. Amend Poison-Pill-Style Defense: The Company will vote against management proposals seeking to amend poison-pill-style plans.

703N. Limit Voting Rights: The Company will vote against management proposals that seek to limit voting rights.

704N. Amend Voting Rights Limit: The Company will vote for management proposals to amend voting rights unless the amendment would strengthen the voting rights limit.

705N. End Voting Rights Limit: The Company will vote for management proposals to remove a company's voting rights limitation.

706N. Require Voting Supermajority: The Company will vote against management proposals that require voting supermajority.

707N. Amend Supermajority Requirement: The Company will vote for management proposals to amend supermajority provisions unless the amendment would increase the supermajority vote requirement.

708N. End Voting Supermajority: The Company will vote for management proposals to end voting supermajority.

709N. Approve Share Transfer/Registration: Share transfer/registration is a practice that serves as a defense in takeover attempts and allows management to refuse to register shares acquired by an investor. The shares in question then lose voting

--------------------------------------------------------------------------------

         rights but retain all other rights. The Company will evaluate management proposals to approve share transfer/registration on a case-by-case basis.

710N. End Share Transfer/Registration: The Company will evaluate management proposals to end share transfer/registration on case-by-case basis.

711N. Registration of Shares: The Company will evaluate management proposals relating to registration of shares on a case-by-case basis.

712N. End Foreign Investor Restrictions: The Company will vote for management proposals to end foreign investor restrictions pertaining to shareholders' rights to buy, hold, vote, sell and collect dividends on the company's stock.

713N. Amend Foreign Investor Restrictions: The Company will evaluate management proposals to amend foreign investor restrictions on a case-by-case basis.

714N. Amend Shareholder Disclosure Rules: The Company will vote for management proposals to amend shareholder disclosure rules.

715N. Waive Mandatory Takeover Requirement: The Company will evaluate management proposals that seek to grant a waiver from the statutory mandatory takeover requirement on a case-by-case basis.

716N. Require Approval for Partial Takeover Bids: The Company will evaluate management proposals that require approval for partial takeover bids on a case-by-case basis.

717N. Authorize Voting Record Date Changes (Japan Only): The traditional record date in Japan is the fiscal year closing date, typically about three months prior to the annual shareholder meeting. The Company will vote for management proposals to authorize voting record date changes.

STATE OF INCORPORATION - U.S. PROPOSALS
--------------------------------------------------------------------------------

801. Adopt Fair Price Provision: Fair price provisions require a supermajority vote of the outstanding shares to approve a merger or business combination unless the acquirer meets certain price requirements or the merger is approved by the company's board. The Company will vote for management proposals to adopt fair price provisions.

802. Amend Fair Price Provision: The Company will vote for management proposals to amend fair price provisions.

--------------------------------------------------------------------------------

803. Repeal Fair Price Provision: The Company will evaluate management proposals to repeal fair price provisions on a case-by-case basis.

804. Adopt Anti-Greenmail Provision: Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to payments that a company makes to a raider in exchange for the raider's shares and a guarantee the raider will terminate a takeover bid. This payment is usually a premium above market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. The Company will vote for management proposals to adopt anti-greenmail provisions.

805. Approve Reincorporation: The Company will vote for management proposals to change a company's state of incorporation unless the proposal would reduce shareholder rights (if the changes are not subject to a separate shareholder vote).

806. Opt Out of State Takeover Law: Anti-takeover laws may include: (1) control share acquisition, (2) fair price, (3) business combination (also known as freeze-out or business moratorium), (4) directors' duties, (5) poison pill endorsement and (6) profit recapture. The Company will evaluate whether to opt out of state takeover laws on a case-by-case basis.

807. Opt Into State Takeover Law: The Company will evaluate whether to opt into state takeover laws on a case-by-case basis.

STATE OF INCORPORATION - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

801N. Approve Reincorporation: The Company will evaluate management proposals to reincorporate on a case-by-case basis.

802N. Relocate Corporate Headquarters: The Company will vote for management proposals to relocate the company's official headquarters.


CORPORATE RESPONSIBILITY - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

901N. Authorize Charitable Donations: The Company will vote for management proposals to authorize charitable donations.

902N. Approve Political Donation: The Company will vote against management proposals to approve political donations.

OTHER - U.S. PROPOSALS
--------------------------------------------------------------------------------

1001. Miscellaneous Proposals: The Company will evaluate all management proposals described as "miscellaneous" on a case-by-case basis.

OTHER - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

1001N. Approve Electronic Share Trading: The Company will vote for management proposals to approve electronic share trading systems.

1002N. Approve Property Purchase: The Company will vote for management proposals to approve a property purchase.

1003N. Approve Property Sale: The Company will vote for management proposals to approve a property sale.

1004N. Ratify Management Acts-Symbolic: The Company will vote for management proposals to ratify management acts (symbolic) in the previous year. This traditional housekeeping measure is symbolic in nature and carries no legal or financial consequences.

1005N. Ratify Management Acts-Legal: The Company will evaluate management proposals to ratify management acts (legal) in the previous year on a case-by-case basis.

1006N. Adopt Corporate Governance Standards: The Company will evaluate management proposals to adopt corporate governance standards on a case-by-case basis.

1007N. Miscellaneous Proposals: The Company will evaluate all management proposals described as "miscellaneous" on a case-by-case basis.

SHARES OUT ON LOAN - U.S. PROPOSALS
--------------------------------------------------------------------------------

1100. Shares Out on Loan: Proxies will typically not be voted when shares are out on loan through client securities lending programs with their custodians.

SHARE BLOCKING AND SHARES OUT ON LOAN - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

1100N. Share Blocking and Shares Out on Loan: The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, proxies will typically not be voted when shares are out on loan through client securities lending programs with their custodians.

GUIDELINES FOR VOTING SHAREHOLDER PROPOSALS

The Company will generally vote on shareholder proposals in accordance with the following guidelines, however, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations will be followed.

OPERATIONAL ITEMS - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-101. Change Annual Meeting Location: The Company will vote against shareholder proposals to change the annual meeting location.

SP-102. Change Annual Meeting Date: The Company will vote against shareholder proposals to change the annual meeting date.

SP-103. Improve Meeting Reports: The Company will vote against shareholder proposals to improve meeting reports. Pertinent information on what transpired at the meeting is usually available in the quarterly report following the meeting, in letters to shareholders or from the corporate secretary or the company's investor relations department.


BOARD OF DIRECTORS - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-201. Majority Vote to Elect Directors: The Company will vote for shareholder proposals which require majority votes in director elections.

SP-202. Director Tenure/Retirement Age: The Company will vote against shareholder proposals that seek to limit the period of time a director can serve on the board or mandate a particular retirement age for members of the board.

SP-203. Repeal Classified Board: The Company will vote for shareholder proposals to repeal classified boards. Under a classified board structure, directors are divided into separate classes (usually three) with the directors in each class elected to overlapping multiyear terms.

SP-204. Double Board Nominees: The Company will vote against double board nominee shareholder proposals.

SP-205. Adopt Cumulative Voting: The Company will vote for shareholder proposals to adopt cumulative voting.

--------------------------------------------------------------------------------

SP-206. Director Liability: The Company will vote against shareholder proposals aimed at determining the appropriate level of personal liability of board members.

SP-207. Independent Board Chairman: The Company will vote against shareholder proposals that require an independent board chairman.

SP-208. Lead Director: The Company will vote against shareholder proposals that require a lead director. A lead/presiding director must hold the position for at least one year.

SP-209. Allow Union/Employee Representatives on the Board: The Company will vote against shareholder proposals for union/employee representatives to serve on the board.

SP-210. Increase Board Independence: The Company will vote for shareholder proposals that seek to increase the independence of the board.

SP-211. Create Nominating Committee: The Company will vote against shareholder proposals to create nominating committees.

SP-212. Increase Nominating Committee Independence: The Company will vote against shareholder proposals to increase nominating committee independence.

SP-213. Create Shareholder Committee: The Company will vote against shareholder proposals to create shareholder committees.

SP-214. Create Compensation Committee: The Company will vote against shareholder proposals to create compensation committees.

SP-215. Hire Independent Compensation Consultant: The Company will vote against shareholder proposals to hire independent compensation consultants.

SP-216. Increase Compensation Committee Independence: The Company will vote against shareholder proposals to increase compensation committee independence.

SP-217. Increase Key Committee Independence: The Company will vote against shareholder proposals to limit membership on the board's key committees to directors who have no ties to the company other than those relationships created as a result of their service on the board.

--------------------------------------------------------------------------------

SP-218. Minimum Stock Ownership by Directors: The Company will vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

SP-219. Directors' Role in Corporate Strategy: The Company will vote against shareholder proposals relating to disclosure of directors' role in corporate strategy. Strategy planning tasks are within the normal definition of the directors' role and do not need to be specifically disclosed, and/or are adequately defined in most companies' existing documents. Too much disclosure regarding strategy formation could put a company at a competitive disadvantage.

SP-220. Require Nominee Statement in Proxy: The Company will vote against shareholder proposals requiring nominee statements in proxies.

BOARD OF DIRECTORS - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-201N. Elect Dissident Director(s): The Company will evaluate shareholder proposals to elect dissident directors on a case-by-case basis.

SP-202N. Elect Dissident Supervisory Board: The Company will evaluate shareholder proposals to elect dissident supervisory boards on a case-by-case basis.

SP-203N. Set Age Limit on Directors: The Company will vote against shareholder proposals that seek to set a retirement age for board members.

SP-204N. Oust Director(s): The Company will evaluate shareholder proposals to oust members of the board on a case-by-case basis.

SP-205N. Establish Key Board Committees: The Company will evaluate shareholder proposals to establish key board committees on a case-by-case basis.

SP-206N. Amend Board Procedures: The Company will evaluate shareholder proposals to amend board procedures on a case-by-case basis.

SP-207N. Limit Number of Boards Directors Sit On: The Company will vote against shareholder proposals that seek to limit the number of boards on which a director may serve.

AUDITOR/FINANCIAL STATEMENT RELATED - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-301. Shareholder Approval of Auditors: The Company will vote for shareholder proposals which allow shareholders to ratify the company's independent auditor selection.

SP-302. Limit Non-Audit Fees: The Company will vote against shareholder proposals that limit non-audit fees. The Sarbanes-Oxley Act of 2002 ("the Act") contains provisions that establish safeguards that promote auditor independence. Since certain non-audit services are now prohibited, and the Act requires audit committees to pre-approve non-audit services, there is no need to set arbitrary limitations on the provision of these services.

SP-303. Increase Audit Committee Independence: The Company will vote for shareholder proposals to increase audit committee independence.

SP-304. Auditors Must Attend Annual Meeting: The Company will vote against shareholder proposals which require attendance by the auditors at the annual meeting.

SP-305. Rotate Auditors: The Company will vote against shareholder proposals that require mandatory auditor rotation.

EXECUTIVE AND DIRECTOR COMPENSATION - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-401. Restrict/Reform Executive Compensation: The Company will vote against shareholder proposals that restrict or seek to reform executive compensation.

SP-402. Approve Executive Compensation: The Company will vote against shareholder proposals that permit shareholders to approve executive pay packages.

SP-403. Disclose Executive Compensation: The Company will vote against shareholder proposals that require additional disclosure for executive compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-404. Cap Executive Pay: The Company will vote against shareholder proposals to cap executive pay. Caps may put a company at a competitive disadvantage by negatively affecting its ability to attract, motivate and retain highly qualified executives.

SP-405. Require Equity Awards to be Held: The Company will vote against shareholder proposals which require stock holding requirements for executives.

--------------------------------------------------------------------------------

SP-406. Restrict Director Compensation: The Company will vote against shareholder proposals that seek to restrict director compensation.

SP-407. Pay Directors in Stock: The Company will vote against shareholder proposals that require directors to be paid in stock.

SP-408. Restrict Director Pensions: The Company will vote against shareholder proposals which restrict director pensions.

SP-409. No Re-pricing of Underwater Options: The Company will vote for shareholder proposals requesting companies not re-price underwater options (i.e. turn in options with exercise prices above the current market value of the stock for new options at or below the market value).

SP-410. Award Performance-Based Stock Options: The Company will vote against shareholder proposals to award performance-based options.

SP-411. Golden Parachutes: The Company will vote for shareholder proposals which require shareholder approval of golden parachutes or shareholder proposals which limit golden parachutes. Golden parachutes are severance packages contingent upon a change in control (i.e. benefits given to top executives in the event that a company is taken over by another firm, resulting in the loss of their job).

SP-412. Add Performance Criteria to Equity-Based Awards: The Company will vote against shareholder proposals to add performance criteria to equity-based awards.

SP-413. Expense Stock Options: The Company will vote for shareholder proposals requesting that stock options be expensed.

SP-414. Pension Fund Surplus: The Company will vote against shareholder proposals which seek to exclude pension fund figures when calculating performance-based compensation payouts or awards.

SP-415. Approve and/or Disclose SERPs: A supplemental executive retirement plan, or SERP, is a plan that supplements management's pension plan benefits above the limit established by the Internal Revenue Service. The Company will vote against shareholder approval of benefits under these plans.

SP-416. Advisory Vote on Compensation: The Company will vote against shareholder proposals for an advisory vote on compensation.

EXECUTIVE AND DIRECTOR COMPENSATION - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-401N. Oppose/Change Executive Pay: The Company will evaluate shareholder proposals which oppose or seek to change executive pay on a case-by-case basis.

CAPITAL STRUCTURE - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-501. Restore Preemptive Rights: Preemptive rights give existing shareholders a "right of first refusal" to purchase new issues of shares to maintain their proportional ownership in the company. The Company will vote against shareholder proposals to restore preemptive rights.

CAPITAL SRUCTURE - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-501N. Restrict Capital Increases: The Company will evaluate shareholder proposals to restrict capital increases on a case-by-case basis.

SP-502N. Restore Preemptive Rights: The Company will evaluate shareholder proposals that seek to restore preemptive rights on a case-by-case basis.

SP-503N. Remove Multiple-Voting Rights: The Company will vote for shareholder proposals that would abolish multiple-voting rights.

SP-504N. Increase Dividend: The Company will evaluate shareholder proposals to increase the dividend on a case-by-case basis.

SP-505N. Redistribute Profits: The Company will evaluate shareholder proposals to redistribute profits on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-601. Study Sale or Spin-Off: The Company will vote against shareholder proposals that seek to study sales, spin-offs or other strategic alternatives.

MERGERS AND CORPORATE RESTRUCTURINGS - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-601N. Oppose Merger/Acquisition: The Company will evaluate shareholder proposals that oppose mergers and acquisitions on a case-by-case basis.

SP-602N. Restructure Investments: The Company will vote against shareholder proposals to restructure investments.

--------------------------------------------------------------------------------

SP-603N. Liquidate Company: The Company will evaluate shareholder proposals to liquidate companies on a case-by-case basis.

ANTI-TAKEOVER DEFENSES/VOTING RELATED ISSUES - U.S.
--------------------------------------------------------------------------------

SP-701. Redeem or Vote on Poison Pill: The Company will vote for shareholder proposals that request the board of directors to redeem poison pill provisions or call for poison pills to be put to a vote.

SP-702. Right to Act by Written Consent: The Company will vote against shareholder proposals to permit shareholders to take action by written consent. Written consent allows shareholders to initiate actions without calling a special meeting or waiting until the annual meeting.

SP-703. Restore Right to Call Special Meeting: The Company will vote against shareholder proposals to grant shareholders the ability to call special meetings.

SP-704. Eliminate Supermajority Provision: The Company will vote for shareholder proposals to eliminate existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions and other business combinations.

SP-705. Reduce Supermajority Provision: The Company will vote for shareholder proposals to reduce existing supermajority vote provisions.

SP-706. Prohibit Targeted Share Placement: The Company will vote for shareholder proposals to prohibit targeted share placement. Targeted share placements are issuances of blocks of company securities, usually preferred stock, to a friendly shareholder. Often such placements are made to defend against takeovers or to obtain favorable financing.

SP-707. Counting Shareholder Votes: The Company will vote against shareholder proposals pertaining to the methods of counting shareholders' votes.

SP-708. No Discretionary Voting: The Company will vote against shareholder proposals relating to discretionary voting. Company proxy cards have historically given shareholders the opportunity to grant a discretionary proxy in matters consistent with federal and state laws. Shareholders should not be required to mark their proxies in order to have their proxies counted in the vote. Proxy cards clearly indicate how unmarked but signed proxies will be voted.

--------------------------------------------------------------------------------

SP-709. Adopt Confidential Voting: The Company will vote against shareholder proposals requesting that corporations adopt confidential voting.

SP-710. Equal Access to the Proxy: The Company will vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES - NON-U.S.
--------------------------------------------------------------------------------

SP-701N. End Bars on Foreign Investors: The Company will vote for shareholder proposals to end restrictions on foreign investors.

SP-702N. End Voting Rights Limitation: The Company will vote for shareholder proposals to end voting rights limitations.

SP-703N. Facilitate Shareholder Proposals: The Company will vote against shareholder proposals relating to the introduction of shareholder proposals.

SP-704N. Approve Confidential Voting: The Company will vote for shareholder proposals to approve confidential voting.

STATE OF INCORPORATION - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-801. Repeal Fair Price Provision: Fair price provisions require a supermajority vote of the outstanding shares to approve a merger or business combination unless the acquirer meets certain price requirements or the merger is approved by the company's board. The Company will vote against shareholder proposals to repeal fair price provisions.

SP-802. Adopt Anti-Greenmail Provision: Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to payments that a company makes to a raider in exchange for the raider's shares and a guarantee the raider will terminate a takeover bid. This payment is usually a premium above market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. The Company will vote for shareholder proposals to adopt anti-greenmail provisions.

SP-803. Reincorporation: The Company will vote for shareholder proposals requesting the company change its state of incorporation unless the new state has stronger anti-takeover provisions.

--------------------------------------------------------------------------------

SP-804. Opt Out of State Takeover Statute: Anti-takeover laws may include: (1) control share acquisition, (2) fair price, (3) business combination (also known as freeze-out or business moratorium), (4) directors' duties, (5) poison pill endorsement and (6) profit recapture. The Company will vote against shareholder proposals to opt out of state/country takeover laws.

CORPORATE RESPONSIBILITY - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-901. Review or Promote Animal Welfare: The Company will vote against shareholder proposals that ask companies to review, report on or improve the welfare of animals in their care, and of animals that provide food for company products.

SP-902. Review Drug Pricing or Distribution: The Company will vote against shareholder proposals asking for drug price restraint or disclosure.

SP-903. Review Response to or Impact of Pandemics: The Company will vote against shareholder proposals asking companies to review their response to pandemics (i.e. HIV/AIDS, TB, malaria, etc.), or to review the impact of pandemics on their business.

SP-904. Oppose Embryo/Fetal Destruction: The Company will vote against shareholder proposals aimed to halt companies' practices of abortion or research or contraceptive methods that cause the destruction of embryos or fetuses.

SP-905. Review Tobacco Marketing: The Company will vote against shareholder proposals asking management to report on or change tobacco product marketing practices.

SP-906. Sever Links with Tobacco Industry: The Company will vote against shareholder proposals that ask a company to report on or approve the dissolution of links with the tobacco industry.

SP-907. Review or Reduce Tobacco Harm to Health: The Company will vote against shareholder proposals that ask a company to review or reduce tobacco harm to health.

SP-908. Review Nuclear Facility/Waste: The Company will vote against shareholder proposals asking companies that operate nuclear power plants or handle radioactive waste to review the safety and competitiveness of these operations; to revise operating procedures, if necessary, to reduce safety risks; and to report to shareholders on these efforts.

--------------------------------------------------------------------------------

SP-909. Review Energy Efficiency & Renewables: The Company will vote against shareholder proposals that ask companies to reduce their reliance on nuclear and fossil fuels, to develop or use solar and wind power, or to promote energy efficiency.

SP-910. Endorse Ceres Principles: The Ceres Principles are a broad statement of environmental policy. The Company will vote against shareholder proposals requesting the company endorse the Ceres Principles.

SP-911. Control Generation of Pollutants: The Company will vote against shareholder proposals asking management to control emissions and solid waste generation and consider pollution prevention programs and product recycling initiatives.

SP-912. Report on Environmental Impact or Plans: The Company will vote against shareholder requests for additional information on corporate environmental impact or plans.

SP-913. Review Social Impact of Financial Ventures: The Company will vote against shareholder proposals that ask companies to conduct reviews of the social and environmental consequences of their lending activities.

SP-914. Report or Take Action on Climate Change: The Company will vote against shareholder proposals that ask management to report or take action on climate change.

SP-915. Review/Reduce Toxicity of Product Formulation: The Company will vote against shareholder proposals requesting that companies reduce the toxicity of their products beyond legal requirements.

SP-916. Review or Curb Bioengineering: The Company will vote against shareholder proposals that ask the company to review or curb its bioengineering.

SP-917. Preserve/Report on Natural Habitat: The Company will vote against shareholder proposals that ask management to take action or institute policy changes concerning the development of wilderness, open areas or cultural sites.

SP-918. Report on Sustainability: The Company will vote against shareholder proposals that ask companies to report on corporate economic, environmental and social performance.

--------------------------------------------------------------------------------

SP-919. Review Charitable Giving Policy: The Company will vote against shareholder proposals asking management to review or report on its charitable giving program.

SP-920. Limit or End Charitable Giving: The Company will vote against shareholder proposals that ask companies to limit or end their charitable giving.

SP-921. Review Political Spending or Lobbying: "Political spending" includes both "political contributions," such as money given to political party committees (including local committees) and spent on political action committees and money spent on lobbying. The Company will vote against shareholder proposals to review corporate political activities.

SP-922. Limit or End Political Spending: The Company will vote against shareholder proposals asking the company to end or restrict its political payments.

SP-923. Disclose Prior Government Service: The Company will vote against shareholder proposals requesting information on the background of company executives, including prior government service.

SP-924. Affirm Political Nonpartisanship: The Company will vote against shareholder proposals asking the company to affirm political nonpartisanship.

SP-925. Link Executive Pay to Social Criteria: The Company will vote against shareholder proposals which seek to link executive pay to non-financial/social criteria.

SP-926. Develop/Report on Human Rights Policy: The Company will vote against shareholder proposals asking management to develop or report on their human rights policies.

SP-927. Review/Develop Ethics Policy: The Company will vote against shareholder proposals asking management to develop an ethics policy and report to shareholders on such policy.

SP-928. Review Operations' Impact on Local Groups: The Company will vote against shareholder proposals that ask a company to conduct a review of its operations' impact on local communities.

SP-929. Burma-Limit or End Operations: The Company will vote against shareholder proposals to limit or end operations in Burma.

--------------------------------------------------------------------------------

SP-930. Burma-Review Operations: The Company will vote against shareholder proposals requesting companies to report on the cost of doing business in Burma, including the risk of consumer boycotts and divestment campaigns.

SP-931. China-No Use of Forced Labor: The Company will evaluate shareholder proposals requesting companies to have a certification process to ensure that it does not contract with organizations that use forced labor in China on a case-by-case basis.

SP-932. China-Adopt Code of Conduct: The Company will vote against shareholder proposals to require companies to adopt principles aimed at correcting working conditions in China that fall below basic standards of fair and humane treatment.

SP-933. Review Mexican Work Force Conditions: The Company will vote against shareholder proposals asking companies to review or report on Mexican operations.

SP-934. Adopt Standards for Mexican Operation: The Company will vote against shareholder proposals asking management to adopt standards for Mexican operations.

SP-935. Review or Implement MacBride Principles: The Company will vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-936. Urge MacBride on Contractor/Franchisee: The Company will vote against shareholder proposals that ask companies whose presence in Northern Ireland is through franchises or subcontractors to urge them to implement the MacBride Principles.

SP-937. Review Global Labor Practices: The Company will vote against shareholder proposals asking companies to review or report on company and contractor labor practices.

SP-938. Review Developing Country Debt: The Company will vote against shareholder proposals which request that management report on its criteria for lending to developing and/or emerging market economies.

SP-939. Review Military Contracting Criteria: The Company will oppose shareholder proposals that ask management to explain how it determines whether to accept a defense contract, and what consideration, if any, it gives to the social, economic and ethical dimensions therein.

--------------------------------------------------------------------------------

SP-940. Review Economic Conversion: The Company will vote against shareholder proposals which ask the management of a company heavily dependent on defense contracting for details on how it plans to provide for the continued economic and financial viability of the company.

SP-941. Review Space Weapons: The Company will vote against shareholder proposals requesting management to report on the company's participation in the development of ballistic missile defense technologies and related space systems.

SP-942. Review Foreign Military Sales: The Company will vote against shareholder proposals to review the company's foreign military sales.

SP-943. Limit or End Nuclear Weapons Productions: The Company will vote against shareholder proposals requesting that the company reduce or end its involvement in nuclear weapons productions.

SP-944. Review Nuclear Weapons Production: The Company will vote against shareholder proposals which ask the company to report on various aspects of its nuclear weapons production program.

SP-945. Review Fair Lending Policy: The Company will vote against shareholder proposals that ask banks and other financial institutions to conduct reviews and issue reports pertaining to their fair lending policies.

SP-946. Review Job Cuts or Relocations: The Company will vote against shareholder proposals that ask a company to report on its rationale for job cuts or relocation and the impact these past or planned actions will have on the company's stakeholders.

SP-947. Report on EEO: The Company will vote against shareholder proposals that ask a company to report on its equal employment opportunity (EEO) practices.

SP-948: Board Inclusiveness: The Company will vote against shareholder proposals to include more women and members of racial minorities among director candidates.

SP-949. Drop Sexual Orientation from EEO Policy: The Company will vote against shareholder proposals that ask management to drop the reference to sexual orientation in corporate-wide non-discrimination policies.

SP-950. Adopt Sexual Orientation Anti-Bias Policy: The Company will vote against shareholder proposals that ask companies to adopt sexual orientation anti-bias policies.

--------------------------------------------------------------------------------

SP-951. Monitor/Adopt ILO Provisions: The Company will vote against shareholder proposals asking companies to enforce core International Labor Organization (ILO) conventions.

SP-952. Miscellaneous Corporate Responsibility Proposals: The Company will vote against shareholder proposals relating to corporate responsibility issues that are described as "miscellaneous."

CORPORATE RESPONSIBILITY - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-901N. Review Nuclear Facility/Waste: The Company will vote against shareholder proposals asking companies that operate nuclear power plants or handle radioactive waste to review the safety and competitiveness of these operations; to revise operating procedures, if necessary, to reduce safety risks; and to report to shareholders on these efforts.

SP-902N. Review Energy Efficiency & Renewables: The Company will vote against shareholder proposals that ask companies to reduce their reliance on nuclear and fossil fuels, to develop or use solar and wind power, or to promote energy efficiency.

SP-903N. Control Generation of Pollutants: The Company will vote against shareholder proposals asking management to control emissions and solid waste generation and consider pollution prevention programs and product recycling initiatives.

SP-904N. Report on Environmental Impact or Plans: The Company will vote against shareholder requests for additional information on corporate environmental impact or plans.

SP-905N. Report or Take Action on Climate Change: The Company will vote against shareholder proposals that ask management to report or take action on climate change.

SP-906N. Preserve/Report on Natural Habitat: The Company will vote against shareholder proposals that ask management to take action or institute policy changes concerning the development of wilderness, open areas or cultural sites.

SP-907N. Review Charitable Giving Policy: The Company will evaluate shareholder proposals asking management to report to shareholders on the rationales for and recipients of their charitable giving programs on a case-by-case basis.

--------------------------------------------------------------------------------

SP-908N. Review Political Spending or Lobbying: The Company will evaluate shareholder proposals asking management to report on corporate political activities on a case-by-case basis.

SP-909N. Limit or End Political Spending: The Company will vote against shareholder proposals to limit or end political spending.

SP-910N. Develop/Report on Human Rights Policy: The Company will evaluate shareholder proposals asking management to develop or report on the company's human rights policy on a case-by-case basis.

SP-911N. Commit to Increase Representation of Women: The Company will vote against shareholder proposals that ask companies to increase the representation of women on their boards or in senior managerial or professional professions.

SP-912N. Monitor/Adopt ILO Conventions: The Company will vote against shareholder proposals asking companies to enforce core International Labor Organization (ILO) conventions.

SP-913N. Miscellaneous Corporate Responsibility Proposals: The Company will vote against shareholder proposals relating to corporate responsibility issues that are described as "miscellaneous."

OTHER - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-1001. Miscellaneous Proposals: The Company will evaluate all shareholder proposals, except those relating to corporate responsibility issues, described as "miscellaneous" on a case-by-case basis.

OTHER - NON-U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-1001N. Improve Disclosure: The Company will vote against shareholder proposals to improve company disclosure.

SP-1002N. Miscellaneous Proposals: The Company will evaluate all shareholder proposals, except those relating to corporate responsibility issues, described as "miscellaneous" on a case-by-case basis.

SHARES OUT ON LOAN - U.S. PROPOSALS
--------------------------------------------------------------------------------

SP-1100. Shares Out on Loan: Proxies will typically not be voted when shares are out on loan through client securities lending programs with their custodians.

--------------------------------------------------------------------------------
SHARE BLOCKING AND SHARES OUT ON LOAN - NON-U.S. PROPOSALS

SP-1100N. Share Blocking and Shares Out on Loan: The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, proxies will typically not be voted when shares are out on loan through client securities lending programs with their custodians.